                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2004

                       LONE STAR STEAKHOUSE & SALOON, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                           0-19907                  48-1109495
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
 of incorporation)                   File Number)            Identification No.)

    224 East Douglas, Suite 700, Wichita,                        KS 67202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (316) 264-8899
                                                           --------------

                                Not applicable.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

     Jamie B. Coulter,  the Chief  Executive  Officer of Lone Star  Steakhouse &
Saloon,  Inc.  (the  "Company"),  entered into a stock trading plan on April 23,
2004,  in  accordance  with  Rule  10b5-1  to sell up to  500,000  shares of the
Company's common stock, which may include up to 500,000 shares issuable upon the exercise of options  expiring in January  2005.  The plan  provides for sales of specified  share  amounts at market  prices,  subject to specified  limitations.
Sales pursuant to this plan commence on April 26, 2004 and end on July 26, 2004.
This plan was established  during the Company's trading  "window".  In addition,
Mr.  Coulter has informed the Company that he will  publicly  disclose any stock sales made under the Rule 10b5-1 plan as required by the  securities  laws.  The
Company has issued a press  release  relating to the  foregoing,  which is being filed as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.             Exhibits
         -----------             --------

         99.1                    Press Release dated April 23, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         LONE STAR STEAKHOUSE & SALOON,
                                         INC.

Dated: April 23, 2004                    By: /s/ Gerald T. Aaron
                                            ------------------------------------
                                            Name:   Gerald T. Aaron
                                            Title:  Senior Vice President